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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549



                                   FORM 8-K



                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                        DATE OF REPORT: APRIL 22, 1997
                                        --------------
               (DATE OF EARLIEST EVENT REPORTED: APRIL 22, 1997)


                           STILLWATER MINING COMPANY
                           -------------------------
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


      DELAWARE                   0-25090                    81-0480654
---------------------      ----------------------      ---------------------
(STATE OF INCORPORATION)  (COMMISSION FILE NUMBER)       (I.R.S. EMPLOYER
                                                         IDENTIFICATION NO.)


           536  E. PIKE AVENUE
           POST OFFICE BOX 1330
           COLUMBUS, MONTANA                               59019
____________________________________________          ________________
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                 (ZIP CODE)


                                (303) 978-2525
                 ____________________________________________
             (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)




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ITEM 5.  OTHER EVENTS.

          Reference is hereby made to the Press Release dated April 22, 1997, a copy of which is attached hereto as Exhibit A and incorporated herein by reference in its entirety.
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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   STILLWATER MINING COMPANY



Date: April 22, 1997          By:  /s/ John E. Andrews
                                   -----------------------------
                                   John E. Andrews
                                   President